                                                                   Exhibit 10.34

                              GUARANTY & AGREEMENT

Guaranty and Agreement ("Guaranty") between the Guarantor named below and
Svenska Handelsbanken AB (publ) (including any branch, agency or other office thereof, the "Bank"), dated as of .. May, 2005.

1.   SPECIAL TERMS

     The following terms and provisions shall apply to this Guaranty; the meaning of any term in this or other sections of this Guaranty expressed in the singular shall apply, mutatis mutandis, to the same term expressed in the plural and vice versa.

     BORROWER:

     American Technical Ceramics Europe AB,
     Swedish company registration No. 556572-7756,
     address: Ellipsvagen 5, SE-141 75 Kungens Kurva, Sweden.

     GUARANTOR:

     American Technical Ceramics Corp.
     Address: One Norden Lane,
     Huntington Station,
     N.Y. 11746-2142 USA.

     GUARANTEED OBLIGATIONS: All obligations of the Borrower to the Bank, now existing or hereafter arising under the following documents (including any modifications thereof or substitutions therefor, the "Loan Documents"):

     DOCUMENTS:

     Instrument of Debt dated September 9, 2005.

     PRINCIPAL AMOUNT GUARANTEED:

     SEK twelve million (12,000,000).

2.   GUARANTY

     2.1 Continuing Guaranty of Payment. In consideration of the Bank agreeing to the Loan Documents and/or extending or continuing credit to the Borrower in connection therewith, the Guarantor irrevocably, absolutely and unconditionally guarantees to the Bank the payment when due of all
     Guaranteed Obligations, provided that the amount thereof so guaranteed shall not exceed the Principal Amount Guaranteed, as stated in Section 1, together with interest thereon and other charges related thereto. For purposes of this Guaranty, the Guaranteed Obligations shall be due on the earliest of:

     a.    the due date thereof (by acceleration or otherwise),

     b.    with respect to any obligation due on demand, upon demand therefor made by the Bank upon the Borrower or the Guarantor,

     c.    the giving of notice by the Bank to the Borrower or Guarantor of the occurrence of any default by the Guarantor hereunder (including, without limitation, any material misrepresentation by the Guarantor herein or in connection herewith),

    d.    the occurrence of a material adverse change in the financial condition, business or operations of the Borrower or the Guarantor,

    e.    the Borrower shall disaffirm or disavow any of its obligations under the Loan Documents or the Guarantor shall disaffirm any of its obligations hereunder,

    f.    the Borrower or the Guarantor shall admit in writing its inability to pay its debts as they become due,

    g.    any indebtedness (direct or contingent) for borrowed money of the
          Borrower shall not be paid as and when the same becomes due and payable, including any applicable grace period, or

    h.    the commencement of any bankruptcy, insolvency or similar proceeding by or against the Borrower or the Guarantor.

    This is a guaranty of payment rather than of collection; this is also a continuing guaranty and all liabilities to which this Guaranty applies, or may apply, under the terms hereof shall be presumed to have been created in reliance hereon.

    2.2 Nature of Obligations. The obligations of the Guarantor to make payments to the Bank hereunder are direct and primary obligations which shall not be discharged for any reason until the Bank has been indefeasibly paid in full.
    Without limiting the generality of the foregoing, the obligations of the
    Guarantor hereunder shall remain in force irrespective of:

    a.    any invalidity, illegality or unenforceability of, or any defect in, any of the Loan Documents or Guaranteed Obligations,

    b.    the existence or absence of any legal action to enforce the Guaranteed
          Obligations or the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment, or

    c.    any other circumstance which might otherwise constitute a defense available to or discharge of, a guarantor or surety of any type other than any affirmative defense which the Borrower may have with respect to the Guaranteed Obligations.

    This Guaranty is several and independent of, and may be enforced regardless of, any other obligation (direct or contingent) of the Guarantor or any other "Person" (such term to include any person or legal or governmental entity, association, agency or instrumentality) with respect to the
    Guaranteed Obligations.

     2.3 Payments. All payments by the Guarantor hereunder shall be made to the
Bank without set-off or counterclaim at its office set forth below (or as the
Bank may otherwise direct) in SEK and in immediately available funds.

3.   SPECIAL AGREEMENTS OF GUARANTOR

     3.1 Subordination.  Subject to the next following sentence of this Section
     3.1:

     a.    all claims of the Guarantor against the Borrower shall be subject and subordinate to the prior payment to the Bank of all Guaranteed
           Obligations and all obligations of the Guarantor hereunder, and

     b.    the Guarantor shall not be entitled to receive any payment or exercise any set-off in respect of any such claim and, to the extent any such payment is received (whether directly, by way of dividend in bankruptcy, set-off or otherwise), the Guarantor will forthwith deliver the same (or the value thereof) to the Bank in precisely the form received (except for endorsement or assignment where necessary), for application to the Guaranteed Obligations and, until so delivered, the same shall be held in trust as the property of the
           Bank.

     Notwithstanding the foregoing, until the occurrence of any default or event of default under the Loan Documents or this Guaranty, the Guarantor may receive and retain payment in respect of any obligation owed to it by the
     Borrower. If the Guarantor fails to make any necessary endorsement or assignment on any instrument of payment to which the Bank is entitled, the
     Bank and any of its officers or employees are hereby irrevocably authorized to make the same on behalf of the Guarantor.

     3.2 No Subrogation. The Guarantor hereby waives any right of subrogation that it may have with respect to any payment that it may have made to the
     Bank hereunder.

     3.3 No Contribution. The Guarantor agrees that it shall have no legal or equitable right or claim (by way of indemnification, contribution or otherwise) against any subsidiary or affiliate of the Bank which has issued a guaranty to the Bank in respect of the Guaranteed Obligations.

     3.4 Waivers. Except to the extent required by law which cannot be waived, the Guarantor waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives diligence, presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action or making any demand by the Bank against, and any other notice to, any party liable thereon (including the
     Guarantor). The Guarantor agrees that the Bank may at any time and from time to time, upon or without any terms or conditions and in whole or in part:

    a.    change the manner, place or terms of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guaranteed
          Obligations so changed, extended, renewed or altered,

    b.    fail to record, perfect or protect, or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property or Person whatsoever at any time securing or guaranteeing the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst,

    c.    exercise or refrain from exercising any rights against the Borrower or any other Person (including any guarantor) or otherwise act or refrain from acting,

    d.    settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part of the Guaranteed
          Obligations to the payment of any other liability (whether due or not)
          of the Borrower to the creditors of the Borrower (including the Bank),

    e.    apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Bank regardless of what liability or liabilities of the Borrower remain unpaid, provided that payments by the Guarantor pursuant to this Guaranty shall be applied to its obligations hereunder, but in such order as the Bank may determine,

    f.    consent to or waive any breach of any act, omission or default under, or modify or amend any provision of, the Loan Documents, and/or

    g.    increase the amount of indebtedness of the Borrower to the Bank, whether under the Loan Documents or otherwise.

    It is understood and agreed that the Bank may take any such action without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor hereunder.

    3.5 Amounts Reclaimed. If claim is made upon the Bank for repayment or recovery of any amount received on account of any of the Guaranteed
    Obligations and the Bank repays all or part of said amount by reason of:

    a.    any judgment, decree or order of any court, administrative body or trustee in bankruptcy (or other Person acting on behalf of the
          Borrower or its estate) or,

     b.    any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower),

     then, and in any such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the
     Guarantor, notwithstanding any cancellation of the Loan Documents or this
     Guaranty, and the Guarantor shall be and remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received by the Bank; provided, however, that the foregoing shall not apply in the event of a repayment or recovery resulting from any affirmative defense asserted by the Borrower.

     3.6 Interest; Late Fee. If the Guarantor fails to pay when due any obligation hereunder, then, to the extent permitted by law, such obligation shall bear interest, payable on demand, from the due date thereof until paid at a fluctuating rate per annum equal to the rate which the Bank announces from time to time at its principal office as its Base Lending
     Rate; provided that no such additional interest shall be payable in respect of any such

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     obligation on which interest is simultaneously accruing pursuant to the
     Loan Documents.

     3.7 The Borrower. The Guarantor will not cease to own (directly or indirectly), free and clear of all liens and encumbrances, the interest in the Borrower which it presently owns and will not agree to sell or subject to any lien, encumbrance or any other security device such interest at any future time, until the Loan Documents are terminated and all Guaranteed
     Obligations and all obligations of the Guarantor hereunder are paid in full.

     3.8 Information. The Guarantor will promptly furnish to the Bank its audited annual report (including its annual financial statements which shall be prepared in accordance with generally accepted accounting principles consistently applied) as well as any interim reports as soon as they are available; however not later than, in case of the annual reports
     120 days, and in other cases 60 days, after the end of the financial period to which they relate, and such information regarding its and the Borrower's business, affairs and financial condition as the Bank may from time to time reasonably request.

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

     In order to induce the Bank to agree to the Loan Documents, to extend or continue the credit provided thereby and to accept this Guaranty, the
     Guarantor makes the following representations, warranties and agreements which shall survive the execution and delivery of this Guaranty:

     4.1 Organizational Status and Power.  The Guarantor:

     a.    is, and will continue to be, duly organized and validly existing under the law of the jurisdiction of its organization, as indicated
           in Section 1, and

     b.    has the power to own its assets, to conduct its business as now conducted and to enter into and perform the provisions of this
           Guaranty.

    4.2 Legality.  The entering into and performance by the Guarantor of this
    Guaranty:

    a.    have been duly authorized by all necessary corporate and stockholder action or other action required by its organizational documents, and

    b.    do not contravene any existing law or any legal order applicable to, or license or permit granted to, the Guarantor, or any agreement or instrument to which the Guarantor is a party or to which it or any of its assets is subject or any provision of the Guarantor's
          organizational documents.

    This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

    4.3 Governmental Approvals. Neither any action by or with any U.S.
    governmental or public body or authority (including, without limitation, any exchange control or monetary authority), or any subdivision thereof, nor any other legal formality is required in connection with the entering into, performance or enforcement of this Guaranty (collectively, "Governmental
    Approvals"), except such as has been obtained or taken and with respect to which a copy or other satisfactory evidence thereof has been furnished to the Bank. The Guarantor will maintain all requisite Governmental Approvals until the Loan Documents are terminated and the Guaranteed Obligations and all of its obligations hereunder are paid in full.

    4.4 Financial Condition. The most recent year-end financial statements of the Guarantor furnished to the Bank prior to the date hereof have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and the results of operations of the Guarantor as at the end of and for the reporting period covered thereby. There are no material liabilities or any material unrealized or anticipated losses from unfavorable commitments which are not disclosed in such financial statements. There has been no material adverse change in the operations, business or financial condition of the
    Guarantor from that set forth in such financial statements; and there are no legal proceedings pending or, to the knowledge of the Guarantor threatened, against or affecting the Guarantor with respect to any agreement or instrument to which it is a party or to which it or any of its assets are subject, which might (individually or in the aggregate) result in such a material adverse change.

    4.5 Investment Company Act. The Guarantor is not required to register under the Investment Company Act of 1940, as amended (the "Act"), and the entering into of this Guaranty and the performance thereof do not violate any provision of the Act.

    4.6 Borrower. The Guarantor owns and shall continue to own (directly or indirectly) the ownership interest in the Borrower indicated in the first paragraph of this Guaranty.

On each anniversary of the date of this Agreement, the Guarantor shall deliver to the Bank a certificate of an authorized officer of the Guarantor wherein the
Guarantor shall reaffirm to the Bank the continuing truth and validity of the representations and warranties set forth in the foregoing Section 4.The failure of the Guarantor to deliver and/or the Bank to demand such delivery of the foregoing certificate shall in no way affect or invalidate the continuing nature of the representations and warranties set forth in the foregoing Section 4.

5.   MISCELLANEOUS

     5.1 Payment of Expenses. The Guarantor agrees to pay all out-of-pocket costs and expenses of the Bank arising in connection with the preparation administration and enforcement of, or preservation of its rights under, this Guaranty (including, without limitation, the fees and expenses of attorneys for the Bank), and all stamp taxes (including interest and penalties, if any) which may be payable in respect of this Guaranty or of any modification of this Guaranty.

     5.2 Judgment Currency. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder into any other currency (the "Other Currency"), the rate of exchange used shall be that with which in accordance with normal banking procedures the Bank could purchase United States dollars with the Other Currency on the business day preceding that on which final judgment is given. The obligation of the
     Guarantor in respect of any sum due from it to the Bank hereunder, notwithstanding judgment in such Other Currency, shall be discharged only to the extent that on the business day following receipt by the Bank of any sum

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    adjudged to be so due in the Other Currency, the Bank may in accordance with normal banking procedures purchase United States dollars with the
    Other Currency; if the United States dollars so purchased shall be less than the sum originally due to the Bank in United States dollars, the
    Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Bank against such loss.

    5.3 Entire Agreement; Modification. This Guaranty may be modified only by an instrument in writing signed by the party against whom enforcement of the modification is sought. This Guaranty and the Loan Documents constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and shall supersede all previous agreements and understandings with respect thereto.

    5.4 THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
    SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE
    STATE OF NEW YORK (without regard to principles of conflicts of law).

    5.5 Notices. Communications given to any party in connection with this
    Guaranty shall be in English and in writing and shall be effective when delivered at its address set forth herein, as the same may be changed by written notice to the other party. Written communications may be in any form of writing howsoever transmitted other than facsimile.

    5.6 Waiver. The Bank's rights, powers, privileges and remedies under this
    Guaranty or applicable law are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the Bank's exercise, or partial exercise, of any thereof or by any course of dealing between the Guarantor and the Bank. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstance or constitute a waiver of the right of the Bank to any other or further action in any circumstance without notice or demand.

    5.7 Descriptive Headings. The descriptive headings used in this Guaranty are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

    5.8 Benefit of Guaranty. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, the Bank and its successors and assigns and, in particular, any holder or assignee from time to time of the Loan Documents; provided that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

    5.9 Set-Off. Upon the occurrence of any default or an event of default under the Loan Documents or this Guaranty, the Bank is authorized at any time and from time to time, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of the
    Guarantor against and on account of the obligations of the Guarantor under this Guaranty, irrespective of whether or not the Bank shall have made any demand hereunder or any demand for payment of any Guaranteed Obligation and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured, and the Guarantor hereby grants to the Bank a security interest in all such deposits and indebtedness.

    5.10 Jurisdiction and Immunity. The Guarantor represents and agrees that it is not entitled to, and to the extent it hereafter becomes so entitled hereby waives, any immunity, sovereign or otherwise, with respect to itself and its property from jurisdiction, service, attachment (both before and after judgment) and execution in legal proceedings to enforce or collect upon this Guaranty.

    5.11 Survival. The provisions of Sections 3.5 and 5.1 and 5.10 shall survive the termination and cancellation of this Guaranty and, after cancellation and return to the Guarantor, a photocopy hereof may be submitted as evidence of such surviving obligations. Nothing herein shall preclude the Bank from establishing such obligations by other means.

    5.12 WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE BANK HEREBY
    KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY
    HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING
    OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER DOCUMENT OR
    AGREEMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE
    OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE
    GUARANTOR, THE BORROWER OR THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT
    FOR THE BANK'S EXTENDING TO THE BORROWER THE CREDIT FACILITY TO WHICH THIS
    GUARANTY RELATES.

     5.13 Consent to Jurisdiction. The Guarantor hereby agrees that ANY LEGAL
ACTION OR PROCEEDING AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTY OR ANY
LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY
OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW
YORK, as the Bank may elect, and, by execution and delivery hereof, the
Guarantor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive with respect to any action or proceeding brought by it against the Bank and any question relating to usury.
Service of process out of any of such courts may be made by mailing copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address for notices as specified herein and will become effective 30 days after such mailing. The Guarantor agrees that Sections 5-1401 and 5-1402 of the
General Obligations Law of the State of New York shall apply to this Guaranty and the Loan Documents and waives any right to any defense of, or to dismiss any action or proceeding brought before said court on the basis of, forum non conveniens.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer(s) as of the date first above written.

NAME OF GUARANTOR:

AMERICAN TECHNICAL CERAMICS CORP.
ADDRESS:

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One Norden Lane
Huntington Station
N.Y. 11746-2142 USA

Signature:      /S/ ANDREW R. PERZ
           --------------------------------

Title:          Vice President - Finance
           --------------------------------

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

SVENSKA HANDELSBANKEN AB (publ)
Skarholmen Branch
P.O. Box 225
SE-127 24 Skarholmen, Sweden

Signature:      /S/ KENNETH WADING
           ---------------------------------

Title:          Branch Manager
           ---------------------------------

Signature:      /S/ RITA TARRODI
           ---------------------------------

Title:          Account Manager
           ---------------------------------

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